Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities, And Contingent Assets [Abstract]
Commitments and Contingencies	Commitments and Contingencies
The Company enters into several purchase agreements and supplementary agreements with its third-party manufacturers and suppliers for future deliveries of equipment and components. In addition, the Company enters into intellectual property and licensing agreements with third parties. The total future payments under these agreements amount to $800 million as of December 31, 2025 with purchase commitments of $619 million due within the next 12 months.
Additionally, the Company obtained letters of credit and bank guarantees to guarantee payments for utility supplies, foreign statutory payroll related charges, and other purposes. The Company has obtained total facilities of $132 million and $129 million as of December 31, 2025 and 2024, respectively.
The Company has determined that due to the complexity of calculation of the advanced manufacturing investment credit under the Internal Revenue Code Section 48D, and uncertainties regarding compliance with program conditions, it is probable that a portion of the Income Tax Credit (“ITC”) computed and claimed in the U.S. may be repayable. Management has recorded its best estimate of the amount of the ITC that may be repayable totaling $50 million as of December 31, 2025. The amount of the reserve may change depending on future assessments by tax authorities.